UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: October 22, 2012
(Date of earliest event reported)

SUN COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Franklin Rd.
Suite 200
Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

As previously reported in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012, on October 22, 2012, Sun Communities, Inc. (the “Company”), has entered into an agreement with PCGRV, LLC and Keith Amigos, Inc., under which the Company has agreed to purchase 100% of the membership interests of a limited liability company that owns a manufactured housing and recreational vehicle community located in Casa Grande, Arizona (the "Arizona Property"). The closing of this acquisition is subject to the consent of the holder of certain debt to be assumed and the satisfaction of customary closing conditions. If these contingencies are satisfied, the Company expects this acquisition to close no later than December 31, 2012.

As previously reported in a Current Report on Form 8-K dated October 3, 2012, as amended, the Company, through a subsidiary, has also entered into (i) a purchase agreement to acquire four manufactured home communities from Rudgate Silver Springs Company, L.L.C., Rudgate West Company Limited Partnership, Rudgate East Company Limited Partnership, Rudgate East Company II Limited Partnership and Rudgate Hunters Crossing, LLC (collectively, the “Rudgate Acquisition Properties”), and (ii) financing and management agreement arrangements with Rudgate Village Company Limited Partnership, Rudgate Clinton Company Limited Partnership and Rudgate Clinton Estates L.L.C with respect to two manufactured home communities (collectively, the “Rudgate Managed Properties”). The closing of these transactions is subject to the satisfaction of certain conditions, as described in the Company’s Current Report on Form 8-K dated October 3, 2012, as amended.  If these conditions are satisfied, the Company expects the transactions to close no later than November 15, 2012.

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files (i) the following financial statement information relating to the pending acquisition of the Arizona Property, and (ii) pro forma financial information to give effect to the acquisition of the Arizona Property, the transactions involving the Rudgate Acquisition Properties and the Rudgate Managed Properties and the Company’s October 22, 2012 acquisition of Rainbow RV Resort. As these properties will be directly or indirectly owned or managed by entities that will elect or have elected to be treated as real estate investment trusts (as specified under sections 856-860 of the Internal Revenue Code of 1986) for Federal income tax purposes, a presentation of estimated taxable operating results is not applicable.

(a)	Financial Statements of Business Acquired
           Report of Independent Certified Public Accounting Firm
Statements of Revenue and Certain Expenses for the nine months ended September 30, 2012 (unaudited) and the year ended December 31, 2011
           Notes to Statements of Revenues and Certain Expenses

(b)	Unaudited Pro Forma Financial Information
           Unaudited Pro Forma Condensed Balance Sheet of Sun Communities, Inc. as of September 30, 2012
           Unaudited Pro Forma Condensed Consolidated Statement of Operations of Sun Communities, Inc. for the nine months ended September 30, 2012
           Unaudited Pro Forma Condensed Consolidated Statement of Operations of Sun Communities, Inc. for the year ended December 31, 2011
           Notes to Pro Forma Condensed Consolidated Financial Statements of Sun Communities, Inc.

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of McGladrey LLP

Report of Independent Certified Public Accounting Firm

To the Member
Palm Creek Golf & RV Resort, LLC
Tempe, Arizona

We have audited the accompanying Statement of Revenues and Certain Expenses of Palm Creek Golf & RV Resort, LLC (the “Company”) for the year ended December 31, 2011 (the “Historical Summary”).  This Historical Summary is the responsibility of the Company's management.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Historical Summary presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Company's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain expenses of the Company for the year ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP
Phoenix, Arizona
October 29, 2012

PALM CREEK GOLF & RV RESORT, LLC
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 (unaudited) AND FOR THE
YEAR ENDED DECEMBER 31, 2011
(In thousands)

	(Unaudited)
	Nine Months Ended	Year Ended
	September 30, 2012	December 31, 2011

Revenues
Revenues	$6,079	$7,878
Ancillary revenues	425	471
Total revenues	$6,504	$8,349

Certain Expenses
Cost of sales, ancillary	$581	$652
Property operating and maintenance	2,358	3,130
Real estate taxes	203	263
Interest expense	715	23
Total certain expenses	3,857	4,068

Revenues in excess of certain expenses	$2,647	$4,281

See accompanying Notes to the Statements of Revenues and Certain Expenses

PALM CREEK GOLF & RV RESORT, LLC
NOTES TO THE STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 (unaudited)
AND FOR THE YEAR ENDED DECEMBER 31, 2011

1. Basis of Presentation

In October 2012, Sun Communities, Inc. (the “Company”), entered into a Limited Liability Company Interest Assignment Agreement with PCGRV, LLC, and Keith Amigos, Inc. (collectively the “Sellers”) to acquire 100% of the membership interest of Palm Creek Golf & RV Resort, LLC ("Palm Creek LLC"), a limited liability company that owns a manufactured housing and recreational vehicle community located in Casa Grande, Arizona (the “Property”).

The statements of revenues and certain expenses (the “Historical Summaries” or “Historical Summary”) have been prepared for the purpose of complying with the provision of Article 3-14 of Regulation S-X promulgated by the United States Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included in certain filings with the SEC. The Historical Summary for the year ended December 31, 2011 is audited and includes the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summaries are not intended to be a complete presentation of the Property's revenues and expenses. Items excluded consist of depreciation and amortization expense and corporate general and administrative expenses. In the opinion of management, the accompanying interim statement of revenues and certain expenses reflects all adjustments of a normal and recurring nature that are considered necessary for a fair presentation of the results for the interim period presented. Actual results could differ materially from the estimates in the near term, and the operating results for the interim period are not indicative of results for the year ending December 31, 2012.

2. Significant Accounting Policies

Revenue Recognition

Rental income attributable to sites is recorded on a straight-line basis when earned from tenants. Leases entered into by tenants generally do not extend beyond one year and are renewable by mutual agreement from us and the resident.

Golf lot premiums are charged to the first renter who rents a site that is adjacent to the golf course. These premiums are non-refundable, one-time charges and are fully recognized in income at the time the renter occupies the site. In addition, there are other premiums charged for various lot locations.

Use of Estimates

The preparation of the statement of revenues and certain expenses in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reported periods. Actual results could differ from those estimates.

Commitments and Contingencies

In connection with the ownership and operation of the Property, the Company may be potentially liable for costs and damages related to environmental matters. The Company has not been notified by any governmental authority of any non-compliance, liability or other claim related to the Property, and the Company is not aware of any other environmental condition that it believes will have a material adverse effect on the Property's revenues and certain expenses.

Subsequent Events

Palm Creek Golf LLC has evaluated subsequent events through October 29, 2012, the date on which the financial statements were available to be issued.

2. Significant Accounting Policies, continued

Minimum Future Lease And Service Agreements

The minimum future cash rents under non-cancellable leases and service agreements in excess of one year at December 31, 2011 in each of the next four years are approximately:

Years Ending December 31:
2012	$269,000
2013	240,000
2014	111,000
2015	27,000
$647,000

Advertising Expense

Advertising and sales promotion costs are charged to expenses when incurred. Advertising and sales promotion expense was approximately $0.1 million each for the nine months ended September 30, 2012 and the year ended December 31, 2011.

Related Party Transactions

During the year ended December 31, 2011, Palm Creek LLC entered into an agreement with an affiliate that sells recreational vehicles whereby customers who purchase a recreational vehicle from the affiliate will receive reduced rental rates on the space occupied by the recreational vehicle. The affiliate reimburses Palm Creek LLC for the difference of the reduced rate and the standard rates for similar spaces, up to the amount of profit the affiliate recognized on the sale of the recreational vehicle. For each of the nine months ended September 30, 2012 and the year ended December 31, 2012 Palm Creek LLC recognized approximately $0.1 million in rental revenue reimbursement in the accompanying statement of revenue and certain expenses. If a sales customer does not renew their lot in the subsequent year, the affiliate is not obligated to reimburse Palm Creek LLC for subsequent rent payments.

SUN COMMUNITIES, INC.
UNAUDITED PRO FORMA FINANCIAL INFORMATION

In October 2012, the Company, through a subsidiary, has entered into an agreement with PCGRV, LLC and Keith Amigos, Inc., under which the Company has agreed to purchase 100% of the membership interests of a limited liability company that owns a manufactured housing and recreational vehicle community located in Casa Grande, Arizona (the "Arizona Property"). The closing of this acquisition is subject to the consent of the holder of certain debt to be assumed and the satisfaction of customary closing conditions. If these contingencies are satisfied, the Company expects this acquisition to close no later than December 31, 2012.
In October 2012, the Company entered into a pending (i) acquisition of four manufactured home communities from Rudgate Silver Springs Company, L.L.C., Rudgate West Company Limited Partnership, Rudgate East Company Limited Partnership, Rudgate East Company II Limited Partnership and Rudgate Hunters Crossing, LLC, and (ii) financing and management agreement arrangements with Rudgate Village Company Limited Partnership, Rudgate Clinton Company Limited Partnership and Rudgate Clinton Estates L.L.C with respect of two manufactured home communities (collectively "Rudgate"). The communities acquired are located in Michigan and comprise approximately 3,600 developed sites. The closing of these transactions is subject to the satisfaction of certain conditions, as described in the Company’s Current Report on Form 8-K dated October 3, 2012, as amended.  If these conditions are satisfied, the Company expects the transactions to close no later than November 15, 2012.
In October 2012, the Company acquired Rainbow RV Resort ("Rainbow"), a Florida recreational vehicle community comprising approximately 500 developed sites.
The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2012 is presented as if the Company acquired Arizona Property, Rudgate and Rainbow on September 30, 2012. The following unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2012 and for the year ended December 31, 2011 are presented as if the Company had acquired Arizona Property, Rudgate and Rainbow on January 1, 2011. This unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, and the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2012 and are not necessarily indicative of what the actual financial position or results of operations would have been had the Company completed the transaction as of the beginning of the periods presented, nor is it necessarily indicative of future results. In the opinion of the Company’s management, the pro forma financial statements include all significant necessary adjustments that can be factually supported to reflect the effects of the acquisitions.

SUN COMMUNITIES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2012
(In thousands)

	(Unaudited)	Pro Forma		Pro Forma
	September 30, 2012 (A)	Adjustments (B)		September 30, 2012
ASSETS
Investment property, net	$1,278,127	$220,375		$1,498,502
Cash and cash equivalents	38,724	(38,724)		—
Inventory of manufactured homes	5,672	4,415		10,087
Notes and other receivables	128,178	3,980		132,158
Other assets	50,525	7,434		57,959
TOTAL ASSETS	$1,501,226	$197,480		$1,698,706

LIABILITIES
Debt	$1,268,672	$125,300	(C)	$1,393,972
Lines of credit	2,988	72,180	(C)	75,168
Other liabilities	76,749	—		76,749
TOTAL LIABILITIES	$1,348,409	$197,480		$1,545,889

Commitments and contingencies

STOCKHOLDERS' DEFICIT
Preferred stock	—	—		—
Common stock	315	—		315
Additional paid-in capital	857,809	—		857,809
Accumulated other comprehensive loss	(696)	—		(696)
Distributions in excess of accumulated earnings	(663,579)	—		(663,579)
Treasury stock	(63,600)	—		(63,600)
Total Sun Communities, Inc. stockholders' deficit	130,249	—		130,249
Noncontrolling interests:
A-1 preferred OP units	45,548	—		45,548
Common OP units	(22,980)	—		(22,980)
TOTAL STOCKHOLDERS' DEFICIT	152,817	—		152,817
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$1,501,226	$197,480		$1,698,706

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

SUN COMMUNITIES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012
(In thousands, except per share data)

						Pro Forma
	Nine Months Ended			Pro Forma		Nine Months Ended
	September 30, 2012 (D)	Rudgate & Rainbow (E)	Arizona Property (E)	Adjustments		September 30, 2012
REVENUES
Income from real property	$188,818	$10,407	$6,079	—		$205,304
Revenue from home sales	31,513	—	—	—		31,513
Rental home revenue	19,514	—	—	—		19,514
Ancillary revenues, net	349	—	(156)	—		193
Interest	7,907	77	—	—		7,984
Other income, net	530	15	—	—		545
Total revenues	248,631	10,499	5,923	—		265,053

COSTS AND EXPENSES
Property operating and maintenance	51,261	2,846	2,358	—		56,465
Real estate taxes	14,741	911	203	—		15,855
Cost of home sales	24,535	—	—	—		24,535
Rental home operating and maintenance	13,090	—	—	—		13,090
General and administrative - real property	15,405	319	—	—		15,724
General and administrative - home sales and rentals	6,458	—	—	—		6,458
Acquisition related costs	1,434	—	—	(324)	(F)	1,110
Depreciation and amortization	63,027	—	—	6,200	(G)	69,227
Interest	50,644	510	715	3,319	(H)	55,188
Interest on mandatorily redeemable debt	2,499	—	—	—		2,499
Total expenses	243,094	4,586	3,276	9,195		260,151

Income (loss) before income taxes and distributions from affiliates	5,537	5,913	2,647	(9,195)		4,902
Provision for state income taxes	(190)	—	—	—		(190)
Distributions from affiliate	3,250	—	—	—		3,250
Net income (loss)	8,597	5,913	2,647	(9,195)		7,962
Less: Preferred return to A-1 preferred OP units	1,744	—	—	—		1,744
Less: Amounts attributable to noncontrolling interests	463	—	—	25	(I)	488
Net income (loss) attributable to Sun Communities, Inc. common stockholders	$6,390	$5,913	2,647	$(9,220)		$5,730

Weighted average common shares outstanding:
Basic	26,427					26,427
Diluted	26,444					26,444

Earnings (loss) per share:
Basic	$0.24					$0.22
Diluted	$0.24					$0.22
See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

SUN COMMUNITIES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
(In thousands, except per share data)

						Pro Forma
	Twelve Months Ended			Pro Forma		Twelve Months Ended
	December 31, 2011 (D)	Rudgate & Rainbow (E)	Arizona Property (E)	Adjustments		December 31, 2011
REVENUES
Income from real property	$223,613	$16,700	$7,878	—		$248,191
Revenue from home sales	32,252	—	—	—		32,252
Rental home revenue	22,290	—	—	—		22,290
Ancillary revenues, net	592	—	(181)	—		411
Interest	9,509	168	—	—		9,677
Other income, net	929	27	—	—		956
Total revenues	289,185	16,895	7,697	—		313,777

COSTS AND EXPENSES
Property operating and maintenance	59,190	4,053	3,130	—		66,373
Real estate taxes	17,547	1,466	263	—		19,276
Cost of home sales	25,392	—	—	—		25,392
Rental home operating and maintenance	16,196	—	—	—		16,196
General and administrative - real property	19,704	656	—	—		20,360
General and administrative - home sales and rentals	8,156	—	—	—		8,156
Acquisition related costs	1,971	—	—	—		1,971
Depreciation and amortization	74,193	—	—	8,266	(G)	82,459
Asset impairment charge	1,382	—	—	—		1,382
Interest	64,606	857	23	5,448	(H)	70,934
Interest on mandatorily redeemable debt	3,333	—	—	—		3,333
Total expenses	291,670	7,032	3,416	13,714		315,832

Income (loss) before income taxes and distributions from affiliates	(2,485)	9,863	4,281	(13,714)		(2,055)
Provision for state income taxes	(150)	—	—	—		(150)
Distributions from affiliate	2,100	—	—	—		2,100
Net income (loss)	(535)	9,863	4,281	(13,714)		(105)
Less: Preferred return to A-1 preferred OP units	1,222	—	—	—		1,222
Less: Amounts attributable to noncontrolling interests	(671)	—	—	89	(I)	(582)
Net income (loss) attributable to Sun Communities, Inc. common stockholders	$(1,086)	$9,863	4,281	$(13,803)		$(745)

Weighted average common shares outstanding:
Basic	21,147					21,147
Diluted	21,147					21,147

Earnings (loss) per share:
Basic	$(0.05)					$(0.04)
Diluted	$(0.05)					$(0.04)

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

SUN COMMUNITIES, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(A)	Derived from the Company’s unaudited consolidated balance sheet as of September 30, 2012.
(B)
Represents adjustment for the acquisition of Arizona Property, Rudgate and Rainbow. The purchase price of $236.2 million has been allocated to investment property, net ($220.4 million), inventory ($4.4 million), notes and other receivables ($4.0 million), other assets ($7.4 million of in-place leases) and other operating assets and liabilities assumed. The Company allocated the purchase price of the properties' tangible and intangible assets in accordance with ASC Topic 805, Business Combinations.

(C)
Represents the pro forma adjustments to debt for debt assumed, new financing and amounts outstanding on the Company’s unsecured line of credit. Actual funding may be from different sources and the pro forma borrowings assumed herein may not be indicative of actual results.

(D)	Derived from the Company’s consolidated statements of operations for the twelve months ended December 31, 2011 and nine months ended September 30, 2012 (unaudited).
(E)	Represents historical operating results of the properties.
(F)	Represents costs incurred through the period to acquire the properties which are not included in the pro forma statements.
(G)	Represents depreciation expense based on the cost of investment property using the straight-line method over the useful life of 30 years for land improvements and 7 years for intangible assets.
(H)	Represents the adjustment to approximate amount of interest expense associated with new debt at 10 year SWAP plus 2.95%, as well as newly assumed debt at a fixed rate of 5.25%.
(I)	Represents the proportionate share of income attributable to noncontrolling interests of the pro forma adjustments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: October 29, 2012	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of McGladrey LLP